EXHIBIT A TO FRANKLIN RESOURCES, INC. AWARD AGREEMENT RESTRICTIVE COVENANTS This Exhibit A to the Agreement shall apply if so indicated in the Notice of Award. 1. Confidentiality. (a) Confidential Information Obligations and Restrictions. Participant shall keep confidential and, except as the Company may otherwise consent to in writing, shall not divulge, communicate, disclose, or use to the detriment of the Company Group or for the benefit of any other person or persons, misuse in any way, or make any use of, except for the benefit of the Company Group, at any time either between the Award Date and the applicable Vesting Date or at any time thereafter, any Confidential Information (as defined below). Participant shall not disclose, deliver, reproduce, or in any way allow any such Confidential Information to be disclosed, delivered to or used by any third parties without the specific direction or consent of a duly authorized representative of the Company, except in connection with the discharge of Participant’s duties. Any Confidential Information now or hereafter acquired by Participant with respect to the business of the Company Group shall be deemed a valuable, special and unique asset of the Company Group that is received by Participant in confidence and as a fiduciary, and Participant shall remain a fiduciary to the Company with respect to all of such information. Notwithstanding anything to the contrary herein, Participant shall not have any obligation to keep confidential any information (and the term “Confidential Information” shall not be deemed to include any information) that (i) is generally available to the public through no fault or wrongful act of Participant in breach of the terms hereof, (ii) is disseminated by the Company Group publicly without requiring confidentiality, (iii) is required by law or regulation to be disclosed by Participant, or (iv) is required to be disclosed by Participant to any Government Agency (as defined below) or person to whom disclosure is required by judicial or administrative process. (b) Permissible Disclosure of Confidential Information. (i) Participant Rights Protected. Nothing in this Agreement shall limit or interfere with Participant’s right to file a charge or complaint with any Government Agency (as defined below) or ability, without notice to or authorization from the Company, to communicate with any Government Agency for the purpose of reporting a reasonable belief that a possible violation of law has occurred or may occur, or to participate, cooperate, provide information (including documents) or testify in any inquiry, investigation, proceeding or action that may be conducted by any Government Agency. Participant will not be held criminally or civilly liable under any U.S. federal or state trade secret law, including the Defend Trade Secrets Act of 2016 (as amended from time to time) (or applicable law in jurisdictions other than the U.S. that afford equivalent disclosure protections) for the disclosure of any Confidential Information or other trade secret that is made in confidence to a Government Agency (or, in jurisdictions other than the U.S., to equivalent governmental agencies) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law. Participant will also not be held criminally or civilly liable under any U.S. federal or state trade secret law (or applicable law in jurisdictions other than the U.S. that afford equivalent disclosure protections) for the disclosure of any Confidential Information or other trade secret that is made in a complaint or other document filed in a legal proceeding, if such filing is made under seal (or, in the case of jurisdictions other than the U.S., in any manner that has equivalent effect). If Participant files a claim against the Company or any member of the Company Group alleging that the Company (or any member

2 of the Company Group) retaliated against Participant for reporting a suspected violation of law, Participant may disclose the Confidential Information or other trade secret to Participant’s attorney and use the Confidential Information or other trade secret information in such legal proceeding provided Participant (i) files any document containing the Confidential Information or other trade secret under seal and (ii) does not otherwise disclose the Confidential Information or other trade secret, except pursuant to an order issued by the tribunal with jurisdiction over Participant’s claim. (ii) Responding to Legal Process. Separately, to the extent Participant receives any subpoena, court order, or other legal process issued in any private litigation or arbitration regarding any matter or action involving the Company Group, then to the extent permitted by law or regulation, Participant shall, before providing any Confidential Information, give prompt prior written notice to the Company’s General Counsel in order to provide the Company with a reasonable opportunity to take appropriate steps to protect its Confidential Information to the fullest extent possible. 2. Return of Confidential Material. Upon the completion or other termination of Participant’s services for the Company Group, Participant shall promptly surrender and deliver to the Company all records, materials, equipment, drawings, documents, notes and books and data of any nature pertaining to any Confidential Information of the Company Group or to Participant’s services, and Participant will not take any description containing or pertaining to any Confidential Information or data of the Company Group which Participant may produce or obtain during the course of Participant’s services. 3. Non-Solicit; Non-Interference. Participant agrees that the Company Group has invested substantial time, effort and expense in compiling its Confidential Information, in assembling its present staff of personnel and in attracting and/or contracting with its current clients and customers and its prospective clients and customers. In consideration of the Company Group granting access to Confidential Information, and in order to protect both the confidentiality of Confidential Information and the Company Group’s connections with staff, clients and customers and prospective clients and customers, Participant agrees that, subject to any applicable jurisdiction specific limitations set forth in Section 4(a) and 4(b) below, during Participant’s Service and during the Restricted Period, Participant shall not: (a) either on Participant’s own account or in conjunction with or on behalf of any other person, directly or indirectly, solicit, approach, counsel, entice away or attempt to entice away any individual who during the Relevant Period is or was a Senior Employee of the Company Group in the Restricted Area to leave the employ of the Company Group, including by means of the supply of names or expressing views on qualifications or otherwise; or (b) either on Participant’s own account or in conjunction with or on behalf of any other person, solicit, approach, contact, or have business dealings with, directly or indirectly, any Restricted Person for the purpose of diverting the Restricted Person’s account or other business relationship away from the Company Group; provided, that nothing contained in this Section 3(b) shall be deemed to prohibit Participant from seeking or doing any business which is not in direct or indirect competition with the business carried on by the Company Group. 4. Certain Limitations. If a court determines that a restriction set forth in Section 3(a) or 3(b) cannot be enforced as written because it is overbroad in part (such as time, scope of activity, or geography), or if a restriction is unenforceable under the laws, rules or regulations of the jurisdiction in which Participant resides, the parties agree that the restrictions shall be enforced and/or a court shall enforce the restrictions in each case to such lesser extent as is allowed by law and/or reform the overbroad part of the restriction to make it enforceable. If, despite the foregoing, any provision contained in this Exhibit A is determined to be void, illegal or unenforceable, in whole or in part, then the other provisions contained herein shall remain in full force and effect. In addition, the following

3 provisions shall apply to limit, in whole or in part, the application of Section 3(a) and 3(b) of this Exhibit A during the Restricted Period only: (a) California. For so long as Participant resides in California and California law controls, Section 3(a) shall be limited to solicitation by unlawful means, including use of Confidential Information, and Section 3(b) shall be limited to solicitation to the extent that Participant’s solicitation involves use or disclosure of Confidential Information. (b) New York. For so long as Participant resides in New York and New York law controls, Restricted Person as used in Section 3(b) shall not include a client or customer (person or entity) with whom Participant had a client relationship prior to Participant’s Service with the Company Group. 5. Consideration. The Award shall be in consideration for Participant’s execution of this Agreement and the covenants contained herein, which include the aforementioned restrictions and, in particular, the non-interference and non-solicit obligations set out in Section 3(a) and 3(b) of this Exhibit A. 6. Acceptance. Participant accepts that the restrictions contained in this Exhibit A are reasonable and necessary for the protection of the legitimate interests of the Company Group. 7. Award Agreement Restrictive Covenants. Participant expressly acknowledges that the restrictive covenants contained in this Exhibit A to the Award Agreement do not replace and/or supersede any other restrictive covenants agreed between Participant and the Employer. Restrictive covenants contained in this Exhibit A are in addition to any other restrictive covenants agreed and may be enforced separately and independently. 8. Definitions. For purposes of this Exhibit A, the capitalized terms used above shall have the following meanings: (a) “Company Group” means the Company and its Subsidiaries, partnerships, joint ventures and related and affiliated business entities. (b) “Confidential Information” means information disclosed to Participant or known by Participant as a consequence of or through the unique position of Participant’s Service with the Company or any of its Subsidiaries (including information conceived, originated, discovered or developed by Participant) prior to or after the Award Date, and not generally or publicly known, about the Company or its business, including, without limitation, data, information or other compilation of information of the Company Group relating to the products, processes, technical data, research and development, formulas, programs, test data, customer lists, investor lists, business plans, marketing plans, investment plans and strategies, pricing strategies or other subject matter pertaining to any business of the Company Group or any of its funds, clients, customers, consultants, licensees or affiliates, or private or otherwise protected data relating to employee applicants or employees of the Company Group, each as Participant may produce, obtain or otherwise learn of during the course of Participant’s performance of services, including information expressly deemed to be confidential by the Company Group. (c) “Government Agency” includes any U.S. or non-U.S. national, federal, provincial, regional, state, or local governmental agency, commission or legislative body, or self-regulatory organization, including, by way of representative example only, any securities and financial regulators or employment and labor regulators. (d) “Relevant Period” means the 12-month period up to and including the date of Participant’s termination of Service with the Company Group (or, where Participant is placed on garden leave, the 12-month period up to and including the date of the commencement of such period of garden leave).

4 (e) “Restricted Area” means those geographic regions or territories within any country or state in which any member of the Company Group operates where during the last two years of Participant’s Service with the Company Group, as applicable: (i) Participant is or was engaged to provide services or materially involved in providing services (including account management, both individually and with colleagues, and client services undertaken in locations outside Participant’s place of work); and/or (ii) Participant has or had geographic responsibility. (f) “Restricted Period” means the 12-month period after the date of Participant’s termination of Service with the Company Group. The Restricted Period shall be reduced by any period spent on garden leave. (g) “Restricted Person” means any person in the Restricted Area who was an investor or business partner, a client or customer, or prospective client or customer of the Company Group during the Relevant Period and with whom Participant had material business dealings during the Relevant Period. (h) “Senior Employee” means any employee with whom Participant had material business dealings during the Relevant Period and who: (i) has direct business contact with clients or customers or prospective clients or customers as part of such employee’s day to day work; or (ii) operates at a senior professional level or holds a management/executive role. 9. Survival. This Exhibit A shall survive the expiration or termination of Participant’s Service and shall survive the expiration or termination of the Agreement.